UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2010

Date of reporting period:  February 28, 2010

Item 1. Reports to Stockholders.

Semi-Annual Report

Akros Absolute Return Fund

(AARFX)

February 28, 2010

Investment Advisor

Akros Capital, LLC
230 Park Avenue, 10th Floor
New York, New York 10169

Telephone: 877-257-6748 (877-AKROS 4 U)

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	8
INVESTMENT HIGHLIGHTS	9
SCHEDULE OF INVESTMENTS	11
SCHEDULE OF SECURITIES SOLD SHORT	14
SCHEDULE OF OPTIONS WRITTEN	15
SCHEDULE OF OPEN FUTURES CONTRACTS	16
STATEMENT OF ASSETS AND LIABILITIES	17
STATEMENT OF OPERATIONS	18
STATEMENTS OF CHANGES IN NET ASSETS	19
FINANCIAL HIGHLIGHTS	20
NOTES TO FINANCIAL STATEMENTS	21
ADDITIONAL INFORMATION	31

Akros Absolute Return Fund
Letter to Shareholders as of February 28, 2010

Dear Shareholders:

We’re pleased to present this Semi-Annual Report for the Akros Absolute Return Fund.

Investment Objective and Principal Investment Strategies

The Akros Absolute Return Fund (AARFX) began on September 30, 2005.  The Fund’s investment objective is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.  Absolute-return strategies seek positive returns regardless of market conditions.  The Akros Absolute Return Fund invests in securities that offer strategic opportunities to employ absolute-return strategies utilizing a variety of publicly and non-publicly traded securities, including companies of any size.  The Fund has the flexibility to invest in a range of asset classes and security types.  In addition to taking long positions in securities judged to be undervalued, the Fund also takes short positions in securities judged to be overvalued.  Long positions benefit from a rise in the underlying security and short positions benefit from a fall in the underlying security, and vice versa.

Total Returns Through February 28, 2010

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-257-6748 (877-AKROS 4 U).  The Fund imposes a redemption fee of 1.00% on shares held for less than 60 days.  The performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

The Akros Absolute Return Fund’s Net Expense Ratio is 1.99%.  The Gross Expense Ratio, as stated in the December 29, 2009 Prospectus, is 7.59%.*

For the period from inception on September 30, 2005 through February 28, 2010, the Akros Absolute Return Fund’s average annual total return was 2.71%.  Over the same time period, average annual total returns were -0.28% for the S&P 500 Index, 2.79% for the Citigroup 3-Month U.S. Treasury Bill Index, and 0.79% for the Lipper Long/Short Equity Funds Average.

In general, stocks were up strongly for the full 12 months ending February 28, 2010, while the Akros Absolute Return Fund performed more modestly during this robust market environment.  For these 12 months, the Fund rose 16.01%.  Over the same time period, the S&P 500 Index moved up 53.62%, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.14%, and the Lipper Long/Short Equity Funds Average gained 33.48%.

When confined to just the six months ending February 28, 2010, the Akros Absolute Return Fund fell 1.55%.  Over the same time period, the S&P 500 Index increased 9.32%, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.05%, and the Lipper Long/Short Equity Funds Average rose 4.43%.  We were disappointed with the Akros Absolute Return Fund’s loss for the six months.  During this period, the Fund had a roughly market-neutral to slightly net-long positioning.  But we experienced some write-downs on private placements and an initial-public offering that didn’t perform as expected.  Although we’re comfortable with these holdings and expect them to rebound going forward, we don’t currently anticipate adding any more private placements to the Fund.

*
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund (exclusive of dividends on short positions and acquired fund fees and expenses) do not exceed 1.99% of the Fund’s average net assets through August 31, 2010 and indefinitely thereafter.

All of these figures represent total returns (i.e., with dividends reinvested), and only the since-inception figures are annualized.

Commentary on Recent Investment Conditions

Stock markets continued to grind higher over the past six months and the past 12 months as 75% of S&P 500 companies reported better-than-expected earnings for the fourth quarter of 2009.  And we expect similar positive news for the reporting period following the first quarter of 2010.  But we believe this news may be misleading for investors hoping to see perpetual gains in stocks.

We’ve positioned the Akros Absolute Return Fund very cautiously in anticipation of a resumption of the secular (long-term) bear market.  We believe the probabilities of an end to the cyclical (short-term) bull market that began in March of 2009 have increased over the past few months, and we need to be prepared for more turbulent times ahead.  Admittedly, we once again may be too early in our caution, but as investors discovered in late 2007 and early 2008, it’s better to be too early than too late when it comes to capital preservation.

Due to our conservative positioning (roughly market-neutral to slightly net-long), the Akros Absolute Return Fund’s performance generally has been more modest than its benchmarks over the past year.  But we’re pleased with the Fund’s risk characteristics over most time periods since inception.  And we’re pleased with the Fund’s longer-term total returns.

Based on the concerns described below, we expect to maintain our conservative positioning until we see more reasonable valuations in stocks.

Longer-Term Outlook Uncertain as Stimulus Wanes

“In addition, the fact that our foreign indebtedness is for the most part denominated in our own currency is a huge advantage in the event the dollar were to come under significant downward pressure.  That is because a decline in the dollar would raise the value of the income earned on our foreign direct investment and foreign-currency denominated assets, relative to the income that foreigners earned on their dollar-denominated investments in the United States.  All else being equal, this would boost our net investment income balance.”

– William C. Dudley, President & CEO, Federal Reserve Bank of New York

In a recent speech at Washington and Lee University, New York Fed President William Dudley provided an advance peek at one way the U.S. government may be planning to pay for its massive bailouts, stimulus initiatives, military spending and social programs.  Apparently, the idea is to debase the U.S. currency to such an extent that income from foreign investments will purchase enough devalued dollars to significantly increase our net-investment-income balance.  A cheaper dollar also would boost U.S. export income by making American products more competitive in foreign markets.  Theoretically, this rising income pool could then be taxed and used to help service the burgeoning national debt.

Our Founding Fathers saw this coming.  Currency debasement is covered in the Coinage Act of 1792, Chapter XVI, Section 19, which is entitled, “Penalty on debasing the coins.”  According to the Act, “every such officer or person who shall commit any or either of the said offenses, shall be deemed guilty of felony, and shall suffer death.”  While there appears to be no practical way to enforce this legislation, Mr. Dudley’s comments nevertheless reflect a level of irresponsibility rivaled only by that of Chairman Bernanke’s green-ink-stained fingers.

Inflate or Die

Where debt is concerned, income is critical.  In that respect Mr. Dudley’s analysis is right on target.  Servicing soaring debt levels requires a proportionate increase in income, and in a fiat debt-based monetary system that means an ever-increasing expansion of money and credit – in other words, inflation.  Bernanke made a similar observation in his “helicopter” speech of 2002, in which he stated that “people know that inflation erodes the real value of the government’s debt and, therefore, that it is in the interest of the government to create some inflation.”

Even Bernanke, however, might agree that too much of any good thing can turn out badly.  Excessive monetary inflation can lead to price inflation and cause market interest rates to rise.  Unless reversed, that process eventually will increase borrowing costs to the point they begin to increase faster than incomes.  The end game is a hyperinflationary spiral in which government debt is progressively monetized as the currency depreciates so rapidly that it ultimately must be replaced (along with the government itself).  It’s probably safe to assume this isn’t the government’s desired outcome.  Instead, the inclination appears to be more toward a frog-in-the-kettle-of-water approach in which inflation is introduced gradually in the hope no one will notice.

The Best-Laid Plans

Thus far, the government hasn’t been very successful in its attempts to inflate the economy and generate economic growth.  For the time being at least, deflationary headwinds appear to be winning out.  Despite a $787 billion stimulus program, Q4 2009 real gross domestic product (GDP) growth was revised down to 5.6%, most of which (3.8%) was attributable to inventory adjustments.  Final sales grew at only a 1.7% pace, while consumption was revised down from an initial 2.0% to 1.7% to 1.6% (down from 2.8% in Q3).  Meanwhile, Q3 2009 growth has been revised down from 3.5% to 2.8% to 2.2%, with final sales growing at a paltry 1.5% rate.  In other words, during the period of maximum stimulus, final sales were growing at an anemic 1.6% average rate over the two quarters.

Growth in Q4 2009 residential investment, an important leading indicator, has been revised down from an initial 5.7% to 5.0% to 3.8%.  The Census Bureau reported recently that private residential construction spending in February was down 1.3% from January, down 3.8% from a year ago, and down a whopping 62.9% from its peak in early 2006.  New-home sales for February reached a new all-time record low of 308,000 on a seasonally adjusted, annual-rate basis, down from a revised 315,000 in January and down 13% from 354,000 in February of 2009.  The worst part is this dismal showing relied upon generous home-buyer tax credits, which are expiring in April of 2010.

Moreover, it remains doubtful whether even the current lethargic rate of economic growth can be sustained when the stimulus is withdrawn.  The very notion that fiscal stimulus can be used to “jump start” the economy in the first place, as if it were some kind of giant car battery, remains an open question.  Regardless, this will not prevent the government from trying again and again in the event the forces of deflation continue to prevail.

In Times of Trouble, Inflate a Bubble

If the government cannot inflate the entire economy, recent history suggests it will settle for a bubble in a single sector or asset class.  To ward off deflation following the Asian crisis of 1997-1998, the Fed’s easy-money policy enabled the tech bubble to inflate.  Following the bursting of that bubble in 2000 and the events of 9/11/2001, a similarly delayed withdrawal of monetary stimulus spawned the housing and credit bubbles.

We already know how those episodes ended, but apparently the lessons haven’t been learned.  Through its debtor-bailout and zero-interest-rate policies, the government appears to have engineered yet another bubble as the stock market moves into its highest valuation quintile.  That’s just another way of saying the market is more expensive now that it is 80% of the time.

Based on the present level of overvaluation, SoGen’s Dylan Grice concludes that investors using the current quintile as an entry point can expect an annualized, real (after inflation) return of just 1.7% over the next ten years.  A similar analysis from Dr. Prieur du Plessis produces estimates of 2.6% and 2.8%, respectively, depending upon whether dividend yields or P/E ratios are used as the measure of valuation.  Suffice it to say that while stock-market risk is still there (as it always is), the likely returns have diminished greatly.

We believe the investment landscape of the next several years will be shaped in large part by precisely how much inflation and currency debasement bond investors will tolerate.  As Bernanke concluded in the final sentence of his 2002 speech, “Nevertheless, I hope to have persuaded you that the Federal Reserve and other economic policymakers would be far from helpless in the face of deflation, even should the federal-funds rate hit its zero bound.”  If Bernanke’s Captain-Ahab-like determination to slay deflation ever puts him on a collision course with the bond market, the resultant grinding of tectonic plates is likely to produce any number of unintended consequences and extended aftershocks, none of which would be good for the average American.

As the African saying goes, “When elephants fight, the ants suffer.”  We believe that equity investors who ignore current levels of overvaluation are like ants basking comfortably in the shade of the elephants.  If things stay calm, that might turn out to have been a decent move.  On the other hand, they might just as easily get squashed.

Many States and Municipalities Are Running on Empty

We believe that the next big financial mess in the U.S. is going to involve states and municipalities.  Large states like California, New York and Illinois are in extremely bad shape economically.  Municipalities around the country are getting squeezed unlike any time since the Great Depression.  We expect to hear more and more about local governments cutting their spending.  Fewer police officers, fewer firefighters and scaled-back services will be the norm.  Stories already have been written about police, firefighters and other emergency responders discontinuing the use of valuable equipment because they can no longer afford to maintain such equipment.  In addition, many cities and states are unable to properly care for their existing parks, much less develop new parks that had been previously approved.

Moreover, according to a recent Pew Center on the States report, the states have underfunded their pension plans and retiree health plans by $1 trillion as of 2008.  Illinois, for example, has just 54% of the money that’s been promised to its retirees.  We expect taxes at the state level to skyrocket in the coming years.  And federal taxes are likely to rise as well if we have any hope of paying for the U.S. government’s continued deficit spending.  Over the longer term, we believe these problems will negatively impact the stock market.

Current Outlook and Strategy

The recent troubles in Greece, Italy, Portugal, Spain and Ireland present clear evidence to us that the massive global debt bubble is still a major problem that will take many years to work through.  The same type of greed and fraudulent activities that we’ve read about in the corporate world have occurred and continue to occur at the government level.  While there have been many corporate executives justifiably fined and thrown in prison for their antics, government officials around the world seem to be immune from prosecution for their reckless ways.  For example, it’s been recently discovered that Greece has been engaging in various forms of deceit to comply with the European Union’s fiscal requirements.

Even here in the U.S., the recent explosion of the Treasury’s balance sheet through the assumption of “rotten” securities from entities like AIG and Bear Stearns has been a major disservice to taxpayers.  The resulting financial losses should have been assumed by the bondholders and stockholders of the entities that helped create the mess.  That didn’t happen, so we’re now in the midst of yet another bubble in bonds, emerging-market securities, commodities and stocks.

In the near term, we’re due for at least a modest correction as the stock market appears to be very overbought based on technical analysis.  And valuations are currently beyond one standard deviation above normal, with the market’s overall trailing 12-month P/E ratio at about 22.  From this level, stocks aren’t particularly attractive.  We’re watching the 1240 area on the S&P 500 as a possible resistance point for this cyclical (short-term) bull market because it represents the 62% retracement level of the major drop from the 2007 high to the 2009 low.  That’s a common resistance point in technical analysis based on Fibonacci ratios, which we monitor.

With important elections coming up in the U.S., we expect the authorities in power to provide additional stimulus in an attempt to make the economy appear more robust.  So we could see higher stock prices at some point leading up to the fall of this year.  But we remain cognizant of the possibility for a significant correction of 10% or more between now and then because it would be highly unusual to go that long without such a correction.

Our allowance for the possibility of higher stock prices between now and the fall is exemplified by statements recently made by Timothy Geithner, the U.S. Secretary of the Treasury.  On December 2, 2009, he told the Senate Agriculture Committee that the $700 billion TARP bailout program for big banks would end soon, and “nothing would make me happier.”  One week later, Geithner sent a letter to congressional leaders stating that the Obama administration had decided to extend the TARP program until October of 2010.  So we believe this taxpayer-backed slush fund is being used in an attempt to juice the economy and the markets going into the elections.  Such actions may keep the party going a while longer, provided the Chinese keep buying our bonds and interest rates remain low.

According to Ned Davis Research, cyclical bull markets within secular bear markets have lasted a mean of 17 months and a median of 12 months.  The current cyclical bull market started in March of 2009, so we need to be concerned about the possibility of a top forming right now – especially with valuation metrics being extremely stretched.  More bullish investors would argue that earnings are going to explode in 2010 and 2011, and that we should use future-earnings estimates when valuing the market.  This certainly has to be a consideration, which is why we’re not aggressively bearish.  But history has shown that future-earnings estimates tend to be way off the mark and are unreliable.  We also have concerns that the basic financial foundation is still weak and unstable, which makes us suspicious about the long-term sustainability of the current economic recovery.

As always, we’d like to thank you for your ongoing investment in the Akros Absolute Return Fund and for the confidence you’ve placed in us.

Sincerely,

Brady T. Lipp
Portfolio Manager

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The Prospectus contains this and other important information about the Fund, and it may be obtained by calling 877-257-6748 (877-AKROS 4 U).  Read it carefully before investing.

Please see the Schedule of Investments, the Schedule of Securities Sold Short, the Schedule of Options Written and the Schedule of Open Futures Contracts on pages 11-16 for a complete list of holdings.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Current and future fund holdings are subject to risk.

Please refer to the Prospectus for special risks associated with investing in the Akros Absolute Return Fund, including, but not limited to, risks involved with short selling, futures contracts and options, restricted securities, foreign securities, debt securities and investments in smaller companies.

Please refer to page 10 for index descriptions.

Price to earnings (P/E) ratio is a common measurement for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Standard deviation is a statistical measurement that sheds light on the historical volatility of an investment. Fibonacci ratios, when applied to the markets, describe the interactions between trends and countertrends – the most common interactions being retracements of 38.2%, 50% and 61.8%.

Akros Absolute Return Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/09 - 2/28/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Akros Absolute Return Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2009-
	September 1, 2009	February 28, 2010	February 28, 2010*
Actual	$1,000.00	$984.50	$9.79
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$9.94
________

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Akros Absolute Return Fund
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. To achieve its objective, the Advisor will utilize various types of absolute return strategies utilizing both quantitative and qualitative techniques. The Fund’s allocation of portfolio assets at February 28, 2010 is shown below. Sector allocations are subject to change.

Allocation of Portfolio Assets – February 28, 2010 % of Net Assets

Average Annual Returns as of February 28, 2010

					Lipper
				Lipper	Long/
	Akros		Citigroup	Flexible	Short
	Absolute		3-Month	Portfolio	Equity
	Return	S&P	U.S. Treasury	Funds	Funds
	Fund	500 Index	Bill Index	Average	Average
One Year	16.01%	53.62%	0.14%	33.10%	33.49%
Three Year	2.96%	(5.67)%	1.94%	(0.51)%	(3.56)%
Since Inception (9/30/05)	2.71%	(0.28)%	2.79%	2.65%	0.79%

Performance data quoted in the table above and the line graph below represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 877-257-6748 (877-AKROS 4 U). The Fund imposes a 1.00% redemption fee on shares held less than 60 days. Performance shown does not reflect the redemption fee. Had the fee been shown, performance would be lower.

Continued

Akros Absolute Return Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the previous table and the following graph assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph below illustrates performance of a hypothetical investment made in the Fund and broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that measures the performance of U.S. Treasury Bills with a maturity of three months and excludes commercial paper that may be purchased by accounts invested in this strategy.

The Lipper Flexible Portfolio Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

The Lipper Long/Short Equity Funds Average represents the average total returns of all of the funds that as of the end of the period were in the indicated category, as defined by Lipper, Inc.

One cannot invest directly in an index.

Growth of $10,000 Investment

*Inception Date

Akros Absolute Return Fund
Schedule of Investments
February 28, 2010
(Unaudited)

	Shares	Value
COMMON STOCKS 17.89%
Ambulatory Health Care Services 0.44%
China Cord Blood Corp.(a)(c)	5,000	$25,750
Broadcasting (except Internet) 0.47%
Grupo Televisa SA – ADR	1,500	27,690
Chemical Manufacturing 3.89%
Myriad Genetics, Inc.(a)	3,199	73,577
Omeros Corp.(a)	27,500	154,275
		227,852
Computer and Electronic Product Manufacturing 0.62%
Cisco Systems, Inc.(a)	500	12,165
Intel Corp.	700	14,371
Texas Instruments, Inc.	400	9,752
		36,288
Credit Intermediation and Related Activities 0.60%
Bank Mutual Corp.	4,000	25,960
First Financial Holdings, Inc.	800	9,568
		35,528
Electronics and Appliance Stores 0.82%
Gamestop Corp.(a)	2,800	48,160
Gasoline Stations 0.20%
Pantry, Inc.(a)	900	11,790
Insurance Carriers and Related Activities 0.92%
American Safety Insurance Holdings, Ltd.(a)(c)	3,800	53,960
Management of Companies and Enterprises 3.17%
First Bancorp of Indiana, Inc.	1,259	13,220
Funtalk China Holdings Ltd.(a)(c)	16,000	80,640
HF Financial Corp.	9,006	91,861
		185,721
Miscellaneous Manufacturing 0.50%
Neurometrix, Inc.(a)	11,000	29,150
Petroleum and Coal Products Manufacturing 0.50%
Andatee China Marine Fuel Services Corp.(a)	5,000	29,250
Professional, Scientific, and Technical Services 0.58%
Interleukin Genetics, Inc.(a)	12,000	13,920
Novatel Wireless, Inc.(a)	3,000	19,980
		33,900
Publishing Industries (except Internet) 0.90%
Dolan Media Co.(a)	3,700	38,554
Microsoft Corp.	500	14,330
		52,884
Support Activities for Agriculture and Forestry 1.56%
Fresh Del Monte Produce, Inc.(a)(c)	4,700	91,227
Telecommunications 0.85%
AT&T, Inc.	2,000	49,620

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments (Continued)
February 28, 2010
(Unaudited)

	Shares	Value
Utilities 1.48%
Exelon Corp.	2,000	$86,600
Water Transportation 0.39%
Seanergy Maritime Holdings Corp.(a)(c)	20,000	23,000
TOTAL COMMON STOCKS (Cost $1,263,572)		1,048,370
PRIVATE PLACEMENTS 4.48%
Advanced Equities Investment I, LLC (Force 10 Networks)(a)(d)(e) (Note 2)	42	38,859
Advanced Equities Triangle Acquisition I, LLC (Motricity Inc.)(a)(d)(e) (Note 2)	44,084	45,000
Alien Technology Common Stock(a)(d)(e) (Note 2)	61,941	186
Alien Technology Series A Preferred(a)(d)(e) (Note 2)	3,578,500	11,031
FibroGen, Inc.(a)(d)(e) (Note 2)	15,000	97,500
Force10 Networks Inc. Series B Preferred(a)(d)(e) (Note 2)	27	4,382
NetLogic Microsystems, Inc(a)(d)(e) (Note 2)	609	24,033
NetLogic Microsystems, Inc(a)(d)(e) (Note 2)	608	29,995
NetLogic Microsystems, Inc(a)(d)(e) (Note 2)	1	5,446
NetLogic Microsystems, Inc(a)(d)(e) (Note 2)	122	4,814
TableMAX Holdings, LLC(a)(d)(e) (Note 2)	13,911	1,252
TOTAL PRIVATE PLACEMENTS (Cost $374,085)		262,498
WARRANTS 0.04%
Alien Technology Common Warrants(d)(e) (Note 2)	5,079	0
Expiration: August 2013, Exercise Price: $1.00
(Acquired 11/11/09, Cost $0)
Bionovo Warrants(d)(e) (Note 2)	15,000	2,617
Expiration: October, 2014, Exercise Price: $0.850
(Acquired 11/30/09, Cost $0)
TableMAX Pipe Warrants(d)(e) (Note 2)	6,956	0
Expiration: July, 2011, Exercise Price: $2.500
(Acquired 09/15/08, Cost $0)
TOTAL WARRANTS (Cost $0)		2,617
EXCHANGE TRADED NOTES 1.79%
iPath S&P 500 VIX Short-Term Futures(a)(c)	4,000	105,160
TOTAL EXCHANGE TRADED NOTES (Cost $126,268)		105,160
MUTUAL FUNDS 0.84%
Funds, Trusts, and Other Financial Vehicles 0.84%
American Strategic Income Portfolio, Inc.	4,000	48,960
TOTAL MUTUAL FUNDS (Cost $47,850)		48,960

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Investments (Continued)
February 28, 2010
(Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS 2.25%
Funds, Trusts, and Other Financial Vehicles 2.25%
Developers Diversified Realty Corp.
5.250%, 04/15/2011	$132,000	$131,586
TOTAL CORPORATE BONDS (Cost $132,000)		131,586
U.S. GOVERNMENT NOTE/BONDS 3.87%
United States Treasury Notes 3.87%
3.875%, 09/15/2010	25,000	25,502
0.875%, 01/31/2011	50,000	50,270
0.875%, 02/28/2011	150,000	150,826
		226,598
TOTAL U.S. GOVERNMENT NOTE/BONDS (Cost $226,676)		226,598
SHORT-TERM INVESTMENTS 58.14%
Money Market Funds 50.97%
AIM Government TaxAdvantage Portfolio
1.360%, 01/01/2050(b)	2,987,095	2,987,095
Certificate of Deposit 1.71%
Wells Fargo Bank NA
8.000%, 08/01/2019	100,000	100,570
U.S. Treasury Obligation 5.46%
United States Treasury Bill
0.000% Coupon, 0.247%, 07/29/2010(f)	210,000	209,871
0.000% Coupon, 0.222%, 09/23/2010(f)	100,000	99,902
0.000% Coupon, 0.296%, 10/21/2010(f)	10,000	9,987
		319,760
TOTAL SHORT-TERM INVESTMENTS (Cost $3,406,739)		3,407,425
Total Investments (Cost $5,577,190) 89.30%		5,233,214
Other Assets in Excess of Liabilities 10.70%		627,331
TOTAL NET ASSETS 100.00%		$5,860,545
________

Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate as of February 28, 2010.
(c)	Foreign security.
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees.
(e)
Restricted security – The Advisor has determined these securities to be illiquid. The total value of illiquid securities at February 28, 2010 was $265,115, comprising 4.52% of net assets, while the remainder of the Fund’s net assets (95.48%) were liquid.

(f)	Rates shown are effective yields based on the purchase price, and assumes the security is held to maturity.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Securities Sold Short
February 28, 2010
(Unaudited)

	Shares	Value
Advanced Micro Devices, Inc.	4,000	$31,640
Advent Software, Inc.	500	20,160
Baidu, Inc.—ADR	100	51,868
Cavium Networks, Inc.	2,000	47,800
Goldman Sachs Group, Inc.	400	62,540
Marriott International, Inc.	3,000	81,330
PF Chang’s China Bistro, Inc.	600	25,464
iShares Russell 2000 Index(1)	2,200	138,160
PowerShares QQQ Trust(1)	4,000	179,040
SPDR S&P 500 ETF(1)	1,600	177,216
Pool Corporation	2,000	39,960
Taylor Capital Group, Inc.	3,000	32,970
Wendy’s/Arby’s Group, Inc.	10,000	48,800
Total Securities Sold Short (Proceeds $905,858)		$936,948

ADR  American Depositary Receipt
(1)Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Options Written
February 28, 2010
(Unaudited)

	Contracts	Value
CALL OPTIONS
Exelon Corp.
Expiration: March, 2010, Exercise Price: $45.00	10	$200
Myriad Genetics, Inc.
Expiration: March, 2010, Exercise Price: $23.00	15	1,125
TOTAL CALL OPTIONS		1,325
PUT OPTIONS
BP PLC
Expiration: March, 2010, Exercise Price: $50.00	10	240
InterMune, Inc.
Expiration: March, 2010, Exercise Price: $7.50	35	2,625
Expiration: March, 2010, Exercise Price: $10.00	30	5,550
Expiration: March, 2010, Exercise Price: $12.50	10	3,000
PepsiCo, Inc.
Expiration: March, 2010, Exercise Price: $57.50	10	110
TOTAL PUT OPTIONS		11,525
Total Options Written (Premiums received $15,119)		$12,850

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Schedule of Open Futures Contracts
February 28, 2010
(Unaudited)

	Number		Unrealized
	of Contracts	Settlement	Appreciation/
Description	Purchased	Month	(Depreciation)
US Dollar Index	3	March-10	$9,848
Total Futures Contracts Purchased			$9,848

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Assets and Liabilities

February 28, 2010
(Unaudited)
Assets
Investments, at value (cost $5,577,190)	$5,233,214
Deposits at broker	1,504,845
Receivable for capital shares sold	71,510
Receivable for investments sold	58,085
Receivable from Advisor	14,351
Dividends and interest receivable	5,873
Other assets	15,577
Total Assets	6,903,455
Liabilities
Securities sold short, at value (proceeds $905,858)	936,948
Options written, at value (premium received $15,119)	12,850
Payable for investments purchased	65,218
Payable to affiliates	15,822
Payable for shareholder servicing fees	4,338
Payable for distribution fees	1,603
Payable for dividends on short positions	510
Accrued expenses	5,621
Total Liabilities	1,042,910
Net Assets	$5,860,545
Net assets consist of:
Paid-in capital	$6,128,929
Accumulated net investment loss	(61,850)
Undistributed net realized gain	156,416
Net unrealized appreciation (depreciation) on:
Investments	(343,977)
Short positions	(31,090)
Option contracts	2,269
Futures contracts	9,848
Net Assets	$5,860,545
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	640,781
Net asset value, redemption price and offering price per share	$9.15

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statement of Operations

For the Six Months Ended February 28, 2010
(Unaudited)
Investment Income
Interest income	$8,066
Dividend income	4,547
Total Investment Income	12,613
Expenses
Advisory fees	24,005
Administration fees	17,615
Fund accounting fees	14,701
Audit and tax fees	13,638
Transfer agent fees and expenses	13,449
Federal and state registration fees	7,903
Legal fees	7,067
Distribution fees	6,001
Custody fees	5,640
Dividends on short positions	3,628
Reports to shareholders	2,881
Chief Compliance Officer expenses	2,544
Shareholder servicing fees	2,401
Interest expense	1,656
Trustees’ fees and related expenses	1,548
Other expenses	1,108
Total Expenses Before Waiver	125,785
Less waivers and reimbursement by Advisor (Note 4)	(72,731)
Net Expenses	53,054
Net Investment Loss	(40,441)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	101,108
Short transactions	67,225
Option contracts expired or closed	10,255
Futures contracts closed	26,636
Change in net unrealized appreciation (depreciation) on:
Investments	(207,243)
Short transactions	(31,090)
Option contracts	2,269
Futures contracts	14,096
Net Realized and Unrealized Gain on Investments	(16,744)
Net Decrease in Net Assets from Operations	$(57,185)

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009
From Operations
Net investment loss	$(40,441)	$(22,695)
Net realized gain on:
Investments	101,108	119,218
Purchased options	—	927
Short transactions	67,225	58,645
Foreign currency translation	—	2
Option contracts expired or closed	10,255	50,699
Futures contracts closed	26,636	14,062
Change in net unrealized appreciation (depreciation) on:
Investments	(207,243)	(41,572)
Short transactions	(31,090)	10,807
Option contracts	2,269	115
Futures contracts	14,096	(4,248)
Net increase (decrease) in net assets from operations	(57,185)	185,960
From Distributions
Net investment income	—	(20,672)
Net realized gain on investments	(265,720)	(63,432)
Net decrease in net assets resulting from distributions paid	(265,720)	(84,104)
From Capital Share Transactions
Proceeds from shares sold	2,103,952	1,449,283
Net asset value of shares issued in reinvestment
of distributions to shareholders	181,130	60,928
Payments for shares redeemed*	(165,780)	(281,375)
Net increase in net assets from capital share transactions	2,119,302	1,228,836
Total Increase in Net Assets	1,796,397	1,330,692

Net Assets:
Beginning of period	4,064,148	2,733,456
End of period	$5,860,545	$4,064,148
Undistributed Net Investment Income (Loss)	$(61,850)	$84

* Net of redemption fees of	$466	$—

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended				Period Ended
	February 28, 2010	Year Ended August 31,			August 31,
	(Unaudited)	2009	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$9.84	$9.68	$9.46	$10.07	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.06)	0.07	0.17	0.12
Net realized and unrealized
gain (loss) on investments	(0.06)	0.51	0.64	(0.21)	(0.01)
Total from investment operations	(0.16)	0.45	0.71	(0.04)	0.11

Less distributions paid:
From net investment income	—	(0.07)	(0.16)	(0.11)	(0.02)
From net realized gain on investments	(0.53)	(0.22)	(0.33)	(0.46)	(0.02)
Total distributions paid	(0.53)	(0.29)	(0.49)	(0.57)	(0.04)
Paid-in capital from redemption fees	0.00 (6)	—	—	—	—
Net Asset Value, End of Period	$9.15	$9.84	$9.68	$9.46	$10.07
Total Return	(1.55)%	5.30%	7.95%	(0.47)%	1.05	%(2)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$5,861	$4,064	$2,733	$2,362	$2,190
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement(3)	5.24%	7.52%	8.91%	8.88%	10.36	%(4)
After waiver and
expense reimbursement(3)	2.21%	2.03%	2.18%	2.45%	2.12	%(4)
Ratio of net investment income (loss)
to average net assets:
Before waiver and
expense reimbursement(5)	(4.71)%	(6.25)%	(5.90)%	(4.64)%	(6.55	)%(4)
After waiver and
expense reimbursement(5)	(1.68)%	(0.77)%	0.83%	1.79%	1.69	%(4)
Portfolio turnover rate	256.43%	456.41%	249.85%	301.09%	364.47	%(2)
________

(1)	The Fund commenced operations on September 30, 2005.
(2)	Not annualized.
(3)
The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 5.02% and 1.99%, 7.48% and 1.99%, 8.72% and 1.99%, 8.42% and 1.99%, and 10.23% and 1.99%, for the periods ended February 28, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and the period ended August 31, 2006, respectively.

(4)	Annualized.
(5)	The net investment income (loss) ratios include dividends on short positions.
(6)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Akros Absolute Return Fund
Notes to Financial Statements
February 28, 2010
(Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Akros Absolute Return Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on September 30, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Akros Capital, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2010
(Unaudited)

and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2010:

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2010
(Unaudited)

	Level 1	Level 2	Level 3	Total
Equity
Agriculture, Forestry,
Fishing and Hunting	$91,227	$—	$—	$91,227
Finance and Insurance	243,529	105,160	—	348,689
Health Care and Social Assistance	25,750	—	—	25,750
Information	210,834	—	—	210,834
Manufacturing	322,540	—	—	322,540
Professional, Scientific, and
Technical Services	33,900	—	—	33,900
Retail Trade	59,950	—	—	59,950
Transportation and Warehousing	23,000	—	—	23,000
Utilities	86,600	—	—	86,600
Total Equity	1,097,330	105,160	—	1,202,490
Fixed Income
Corporate Bonds	—	131,586	—	131,586
US Treasury Notes	—	226,598	—	226,598
Total Fixed Income	—	358,184	—	358,184

Private Placements	—	—	262,498	262,498
Warrants	—	—	2,617	2,617
Short-Term Investments	2,987,095	420,330	—	3,407,425
Total Investments in Securities	$4,084,425	$883,674	$265,115	$5,233,214

Other Financial Instruments*
Futures Contracts	$9,848	$—	$—	$9,848
Written Options	12,850	—	—	12,850
Securities Sold Short	936,948	—	—	936,948

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, written options and securities sold short.  Futures contracts and written options are reflected at the unrealized appreciation on the instrument.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2010
(Unaudited)

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of August 31, 2009	$275,347
Acquisition/Purchase	242,410
Sales	(238,868)
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	(13,774)
Balance as of February 28, 2010	$265,115

(1)	Included in the net change of unrealized appreciation (depreciation) on investments in the Statement of Operations.

In March 2008, Statement of Financial Accounting Standards “Disclosures about Derivative Instruments and Hedging Activities” was issued and is effective for interim and annual periods beginning after November 15, 2008.  Disclosures about Derivative Instruments and Hedging Activities is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The fair value of Derivative Instruments as reported within the Statement of Assets and Liabilities as of February 28, 2010 was as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets		Balance Sheet
for as hedging instruments	and Liabilities Location	Value	Location	Value
Futures contracts	Deposits at broker	$9,848	Deposits at broker	$0

The Effect of Derivative Instruments on the Statement of Operations for the six months ended February 28, 2010 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted		Period September 1, 2009
for as hedging instruments	Statement of Operations Location	through February 28, 2010
	Net realized gain (loss) on:
Option contracts	Option contracts expired or closed	$10,255
Futures contracts	Futures contracts closed	26,636
Total		$36,891

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2010
(Unaudited)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted		Period September 1, 2009
for as hedging instruments	Statement of Operations Location	through February 28, 2010
	Net change in net unrealized
	appreciation (depreciation) on:
Option Contracts	Option contracts	$2,269
Interest Rate Contracts	Futures contracts	14,096
Total		$16,365

(b)	Restricted Securities

The following investments, the sale of which are restricted, have been valued under the Fair Value Pricing procedures adopted by the Board of Trustees, after considering certain pertinent factors. These factors include but are not limited to pending transactions (such as an initial public offering and recent purchases or sales of the security or other securities of the issuer), cost at the date of purchase, liquidity of the market, and interest rates. No actively quoted market price exists for these investments. The aggregate market value of restricted securities and warrants is $265,115, which constitutes 4.52% of net assets of the Fund. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

				Fair Market	Fair
				Value	Market
Security	Shares	Acquisition Date	Cost	per Share	Value
Alien Technology(1)	61,941	November 11, 2009	$115,068	$0.0030	$186
Alien Technology(2)	3,578,500	November 11 & 24, 2009	$8,541	$0.0031	$11,031
Netlogic Microsystems(3)	122	February 16, 2010	$—	$39.4622	$4,814
Netlogic Microsystems(4)	609	February 16, 2010	$29,700	$39.4622	$24,032
Netlogic Microsystems(5)	608	February 16, 2010	$29,700	$49.3333	$29,994
Netlogic Microsystems(6)	1	February 16, 2010	$—	$5,446.3816	$5,446
Advanced Equities
Investment I, LLC
(Force 10 Network)(7)	42	July 17, 2007	$50,000	$931.0600	$38,860
Advanced Equities Triangle
Acquisition I, LLC
(Motricity Inc.)(8)	44,084	November 5, 2007	$45,000	$1.0208	$45,000
FibroGen, Inc.(9)	15,000	November 5, 2007	$67,350	$6.5000	$97,500
TableMAX Holdings, LLC(10)	13,911	October 26, 2007	$24,344	$0.0900	$1,252
Alien Technology Warrants(11)	5,079	November 11, 2009	$—	$—	$—
Bionovo Warrants(12)	15,000	November 30, 2009	$—	$0.1745	$2,618
TableMAX Holdings Warrants(13)	6,956	September 15, 2008	$—	$—	$—
Force 10 Networks Inc. Series B(14)	27	May 20, 2009	$4,382	$165.3200	$4,382
________

(1)	Alien Technology common stock.
(2)	Alien Technology Series A convertible preferred stock.
(3)	Shares held in escrow issued in connection with NetLogic Microsystems acquisition of RMI Corp.
(4)	Shares issued in connection with NetLogic Microsystems acquisition of RMI Corp. Restricted for six months.
(5)	Shares issued in connection with NetLogic Microsystems acquisition of RMI Corp. Restricted for twelve months.
(6)	Earn-Out issued in connection with NetLogic Microsystems acquisition of RMI Corp.
(7)	Advanced Equities Investment I, LLC is invested solely in Force 10 Network Series F convertible preferred stock.
(8)	Advanced Equities Triangle Acquisition II, LLC is invested solely in Motricity Series I convertible preferred stock.
(9)	FibroGen Series E convertible preferred stock.
(10)	TableMAX Holdings, LLC 8% convertible bridge notes.
(11)	Warrants on Alien Technology common stock.
(12)	Warrants on Bionovo common stock.
(13)	Warrants on TableMAX common stock.
(14)	Force 10 Networks Inc. Series B preferred stock.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2010
(Unaudited)

(c)	Short Positions

The fund may sell securities short, whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses.  Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2(a) above. The amount of the segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(d)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option.  The Fund includes the premium paid in the Statement of Assets & Liabilities as an equivalent asset.  The amount of the asset is subsequently marked to market to reflect the current value of the option purchased.

Options expose the Fund to counterparty credit risk.  The Fund will not enter into these transactions unless it owns either 1) an offsetting position in securities or other options or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover potential obligations.

Transactions in options written during the six months ended February 28, 2010 were as follows:

	Call Options		Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, beginning of period	0	$0	0	$0
Options written	317	26,405	164	18,803
Options terminated in closing transactions	(46)	(8,388)	(20)	(2,685)
Options exercised	(128)	(7,379)	(39)	(2,611)
Options expired	(118)	(8,634)	(10)	(392)
Outstanding, end of period	25	$2,004	95	$13,115

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2010
(Unaudited)

(e)	Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

(f)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(g)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. There were no redemption fees charged during the period for the Fund.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2010
(Unaudited)

(j)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 were as follows:

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008
Ordinary Income	$84,104	$123,162

As of August 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$4,073,214
Gross tax unrealized appreciation	76,778
Gross tax unrealized depreciation	(214,015)
Net tax unrealized depreciation	(137,237)
Undistributed ordinary income	263,783
Undistributed long-term capital gain	1,895
Total distributable earnings	265,678
Other accumulated losses	(74,170)
Total accumulated gains	$54,271

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2009, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	$21,394
Accumulated Net Realized Gain/(Loss)	$(21,644)
Paid In Capital	$250

At August 31, 2009, the Fund had a post-October capital loss of $74,170.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued “Accounting for Uncertainty in Income Taxes”. Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of August 31, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2009. At August 31, 2009, the fiscal years 2006 through 2009 remain open to examination in the Fund’s major tax jurisdictions.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2010
(Unaudited)

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed in writing to waive its management fees and/or reimburse the Fund’s other expenses through August 31, 2010, and shall continue thereafter at the discretion of the Board of Trustees to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% of the Fund’s average daily net assets (the “Expense Limitation Cap”). For the six months ended February 28, 2010, expenses of $72,731 were reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2010	$147,992
2011	$166,124
2012	$162,512
2013	$72,731

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the six months ended February 28, 2010, the Fund accrued expenses of $6,001 pursuant to the 12b-1 Plan.

The Trust has also adopted a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Distributor receives an annual fee of 0.10% of the Fund’s average daily net assets. During the six months ended February 28, 2010, the Fund accrued expenses of $2,401 under the Shareholder Services Agreement.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of the Distributor.

Akros Absolute Return Fund
Notes to Financial Statements (Continued)
February 28, 2010
(Unaudited)

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	February 28, 2010	August 31, 2009
Shares sold	225,557	151,927
Shares issued to holders in reinvestment of distributions	20,037	7,439
Shares redeemed	(17,903)	(28,737)
Net increase	227,691	130,629

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended February 28, 2010, were $4,375,107 and $3,591,007, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

Akros Absolute Return Fund
Additional Information
(Unaudited)

Tax Information

The Fund designates 34.89% of its ordinary income distribution for the year ended August 31, 2009, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2009, 35.10% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designates 75.42% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

The Fund utilized earnings and profits distributed to shareholders on redemptions of shares in the amount of $250 as part of the dividend paid deduction.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3) the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2009.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-257-6748 (877-AKROS 4 U).

Independent Trustees

Number of
		Term of		Portfolios	Other
	Position(s)	Office and	Principal Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair of	19	Independent
615 E. Michigan St.		Term; Since	Accounting (2004–present);		Trustee,
Milwaukee, WI 53202		August 22,	Associate Professor of		USA MUTUALS
Age: 54		2001	Accounting, Marquette		(an open-end
			University (1996–2004).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Captain, Midwest Airlines, Inc.	19	Independent
615 E. Michigan St.		Term; Since	(airline company) (1985–		Trustee,
Milwaukee, WI 53202		August 22,	present); Director, Flight		USA MUTUALS
Age: 53		2001	Standards & Training		(an open-end
			(1990–1999).		investment
company with
two portfolios).

Akros Absolute Return Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of		Portfolios	Other
	Position(s)	Office and	Principal Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jonas B. Siegel	Trustee	Indefinite	Managing Director, Chief	19	None.
615 E. Michigan St.		Term; Since	Administrative Officer (“CAO”)
Milwaukee, WI 53202		October 23,	and Chief Compliance
Age: 66		2009	Officer (“CCO”), Granite Capital
International Group, L.P. (an
investment management firm)
(1994–present); Vice President,
Secretary, Treasurer and CCO of
Granum Series Trust (an
open-end investment company)
(1997–2007); President, CAO
and CCO, Granum Securities, LLC
(a broker-dealer) (1997–2007).
Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice President,	19	Trustee, Buffalo
615 E. Michigan St.	President	Term; Since	U.S. Bancorp Fund		Funds (an
Milwaukee, WI 53202	and	August 22,	Services, LLC		open-end
Age: 47	Trustee	2001	(1994–present).		investment
company with
ten portfolios);
Trustee,
USA MUTUALS
(an open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 11,	Services, LLC (2004–present);
Age: 52	and	2008 (Vice	UMB Investment Services
	Principal	President);	Group (2000–2004).
	Accounting	Since
	Officer	September 10,
2008
(Treasurer)

Kristin M. Cuene	Chief	Indefinite	Attorney, Compliance Officer,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Officer and	January 23,	LLC (2008–present); Attorney,
Age: 40+	Anti-Money	2009 (CCO);	Investment Management,
	Laundering	Since	Quarles & Brady, LLP
	Officer	January 18,	(2007–2008); Student, University
		2010 (AML	of Pennsylvania (2004-2007).
Officer)

Akros Absolute Return Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of		Portfolios	Other
	Position(s)	Office and	Principal Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Rachel A. Spearo	Secretary	Indefinite	Vice President and Legal	N/A	N/A
615 E. Michigan St.		Term; Since	Compliance Officer, U.S. Bancorp
Milwaukee, WI 53202		November 15,	Fund Services (2004–present).
Age: 30		2005

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 10,	LLC (2002–present).
Age: 36		2008
________

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(THIS PAGE INTENTIONALLY LEFT BLANK)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-257-6748 (877- AKROS 4 U). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 877-257-6748 (877-AKROS 4 U), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the SEC’s Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-SEC-0330 (general SEC number).

Akros Absolute Return Fund

Investment Advisor	Akros Capital, LLC
230 Park Avenue
10th Floor
New York, NY 10169

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, WI 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 9 ,2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)  /s/ Joseph Neuberger
Joseph Neuberger, President

Date   5/4/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph Neuberger
Joseph Neuberger, President

Date   5/4/2010

By (Signature and Title)  /s/ John Buckel
John Buckel, Treasurer

Date   5/4/2010